                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                        D & K Healthcare Resources, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                     (D&K HEALTHCARE RESOURCES, INC. LOGO)

                                                                October 11, 2004

Dear Fellow Stockholders:

     Our Annual Meeting of Stockholders will be held at our offices at 8235 Forsyth Boulevard, Ninth Floor, St. Louis, Missouri 63105, at 10:00 a.m., local time, on Wednesday, November 10, 2004. The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting. We have also enclosed our 2004 Annual Report.

     We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed Proxy Card in the envelope provided to ensure that your shares will be voted. The mailing of an executed Proxy Card will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                          Sincerely,

                                          /s/ J. HORD ARMSTRONG, III

                                          J. HORD ARMSTRONG, III
                                          Chairman of the Board,
                                          Chief Executive Officer and Treasurer

      THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE MEETING IS AN IMPORTANT STOCKHOLDER RIGHT, AND I HOPE YOU WILL CAST YOUR VOTE IN PERSON OR BY
               PROXY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.

                        D & K HEALTHCARE RESOURCES, INC.
                             8235 FORSYTH BOULEVARD
                           ST. LOUIS, MISSOURI 63105

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 10, 2004

Dear Stockholder:

     The Annual Meeting of Stockholders of D & K Healthcare Resources, Inc. (the "Company") will be held at our offices at 8235 Forsyth Boulevard, Ninth Floor, St. Louis, Missouri 63105, on Wednesday, November 10, 2004, at 10:00 a.m., local time, for the following purposes:

          1. To elect three Class III directors to hold office for a term of three years.

          2. To ratify the appointment of KPMG LLP as independent auditors of the Company for fiscal year 2005.

          3. To transact any and all other business that may properly come before the meeting or any adjournment or postponement thereof.

     These items are more fully described in the following Proxy Statement, which is hereby made a part of this Notice. Only stockholders of record of the Company at the close of business on September 17, 2004, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

                                          By order of the Board of Directors,

                                          /s/ RICHARD A. KEFFER

                                          RICHARD A. KEFFER
                                          Vice President, General Counsel and
                                          Secretary

October 11, 2004
St. Louis, Missouri

                        D & K HEALTHCARE RESOURCES, INC.
                             8235 FORSYTH BOULEVARD
                           ST. LOUIS, MISSOURI 63105

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 10, 2004
                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the stockholders of D & K HEALTHCARE RESOURCES, INC. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Company's offices at 8235 Forsyth Boulevard, Ninth Floor, St. Louis, Missouri 63105, at 10:00 a.m., local time, on Wednesday, November 10, 2004, and at all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The mailing address of the Company is 8235 Forsyth Boulevard, St. Louis, Missouri 63105, and its telephone number is (314) 727-3485.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first mailed to the stockholders of the Company on or about October 11, 2004.

     The proxy reflected on the accompanying Proxy Card is being solicited by the Board of Directors of the Company. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated Proxy Card with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxy Cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment or postponement thereof.

     The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company may also solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. In addition, the Company has retained D.F. King & Co. to assist in the solicitation of proxies on its behalf for a fee of $1,500 plus reasonable out-of-pocket expenses.

     Only stockholders of record at the close of business on September 17, 2004, are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 14,057,449 shares of the Company's Common Stock, $.01 par value ("Common Stock"), issued and outstanding.

     Each outstanding share of the Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A quorum is required for votes taken at the Annual Meeting to be deemed valid. A majority of the outstanding shares determined on September 17, 2004, represented in person or by proxy at the Annual Meeting constitutes a quorum for voting on items at the Annual Meeting. If a stockholder votes, the stockholder's shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual Meeting. Broker non-votes have no effect on the election of directors or the appointment of KPMG LLP. Stockholders do not have the right to cumulate votes in the election of directors.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Annual Meeting, three individuals will be elected to serve as Class III directors of the Company for a term of three years. Under the Company's by-laws, the Board of Directors has the authority to fix the number of directors, provided that the board must have between six and nine members. The number of directors currently is fixed at eight. The Company's by-laws provide that the board is to be divided into three classes serving for staggered three-year terms.

     The board has nominated J. Hord Armstrong III, Richard F. Ford and Thomas
F. Patton, the current Class III directors, for re-election. Except as otherwise directed by the stockholder on the Proxy Card, the persons named as proxies on the accompanying Proxy Card intend to vote all duly executed proxies received by the Board of Directors for the election of Messrs. Armstrong and Ford and Dr. Patton as Class III directors. If for any reason Messrs. Armstrong or Ford or Dr. Patton becomes unavailable for election, which is not now anticipated, the persons named on the accompanying Proxy Card will vote for such substitute nominee as designated by the Board of Directors. THE BOARD BELIEVES THE ELECTION OF THESE NOMINEES IS IN THE COMPANY'S BEST INTEREST AND THE BEST INTEREST OF THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.

     The name, age, principal occupation or position and other directorships with respect to Messrs. Armstrong and Ford and Dr. Patton and the directors whose terms of office will continue after the Annual Meeting are set forth below.

 CLASS III -- NOMINEES FOR ELECTION AT THIS MEETING TO A TERM EXPIRING IN 2007

     J. Hord Armstrong, III, age 63, has served as Chairman of the Board, Chief Executive Officer and Treasurer and as a director of the Company since December 1987. Prior to joining the Company, Mr. Armstrong served as Vice President and Chief Financial Officer of Arch Mineral Corporation, a coal mining and sales corporation, from 1981 to 1987 and as its Treasurer from 1978 to 1981.

     Richard F. Ford, age 68, has served as a director of the Company since its founding in December 1987. Mr. Ford has been engaged in venture capital investing as a general partner of affiliates of Gateway Venture Partners II, L.P. in St. Louis, Missouri, since 1984. Mr. Ford also serves as a director of Stifel Financial Corporation, CompuCom Systems, Inc. and TALX Corporation.

     Thomas F. Patton, Ph.D., age 56, has served as a director of the Company since 1997. Dr. Patton is President of the St. Louis College of Pharmacy and has served in that capacity since June 1994. From April 1993 until January 1994 and from January 1994 until May 1994, Dr. Patton served as Executive Director of Pharmaceutical Research and Development and as Vice President of Pharmaceutical Research and Development, respectively, at Dupont-Merck Pharmaceutical Co., a manufacturer of pharmaceutical products. From March 1990 through March 1993, Dr. Patton served as Director and Senior Director of Pharmaceutical Research and Development at Merck and Co., Inc., a manufacturer of pharmaceutical products. Dr. Patton's career also includes tenures as Professor of Pharmaceutical Chemistry and Pharmacy Practice at the University of Kansas, Associate Director of Control Development at the Upjohn Co., a pharmaceutical company, and Vice President of Operations at Oread Laboratories, Inc., a pharmaceutical company.

                  CLASS I -- TO CONTINUE IN OFFICE UNTIL 2005

     Harvey C. Jewett, IV, age 56, has served as one of the Company's directors since 1999. Mr. Jewett was the Chairman of Jewett Drug Co. from August 1988 until the Company acquired it in June 1999. He has also served as the President and Chief Operating Officer of the Rivett Group, L.L.C., a motel owner and operator, since October 1988. He also serves as a director of the University of South Dakota Foundation and the College of Saint Benedict.

     Louis B. Susman, age 66, has served as director of the Company since November 1998. Mr. Susman previously served as an advisory director of the Company between June 1998 and November 1998. Mr. Susman currently is Vice Chairman, Citibank Global Markets Inc. Mr. Susman has been employed by Salomon Smith Barney in various executive capacities since 1989 and also serves as a director of U.S. Can Corporation.

     Martin D. Wilson, age 43, has served as President and Chief Operating Officer of the Company since January 1996, as Secretary from August 1993 to April 1999 and as director since 1997. Mr. Wilson previously served as Executive Vice President, Finance and Administration of the Company from May 1995 to January 1996, as Vice President, Finance and Administration of the Company from April 1991 to May 1995 and as Controller of the Company from March 1988 to April 1991. Prior to joining the Company, Mr. Wilson was associated with KPMG Peat Marwick, a public accounting firm. Mr. Wilson serves as a Trustee of the St. Louis College of Pharmacy.

                  CLASS II -- TO CONTINUE IN OFFICE UNTIL 2006

     Bryan H. Lawrence, age 62, has served as a director of the Company since its founding in December 1987. Since September, 1997, Mr. Lawrence has been a member of Yorktown Partners LLC, which manages certain investment partnerships. Prior thereto, he was a Managing Director of Dillon, Read & Co., Inc., an investment banking firm. Mr. Lawrence also serves as a director of Vintage Petroleum, Inc., TransMontaigne Oil Company, Carbon Energy Corporation, Hallador Petroleum Company and certain other companies in the energy industry in which Yorktown partnerships hold equity interests.

     Mary Ann Van Lokeren, age 57, has served as a director of the Company since May 2003. Ms. Van Lokeren is Chairman and Chief Executive Officer of Krey Distributing Company a privately held beverage distribution company in St. Louis, Missouri, and has served in that capacity since 1986. Ms. Van Lokeren also serves as a director of Commerce Bancshares, Inc., Laclede Gas Company and Masco Corporation, and serves as a member of the Washington University Board of Trustees.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company has responsibility for establishing broad corporate policies and reviewing the Company's overall performance rather than day-to-day operations. The Board of Director's primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board of Directors reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of the Company's activities through regular written reports and presentations at board and committee meetings.

     During fiscal 2004, the Board of Directors of the Company met five times, and the non-management directors met two times in regularly scheduled executive sessions without members of the Company's management. The Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee and Stock Option and Compensation Committee. All of the directors attended at least 75% of the meetings of the Board of Directors and committees of which such director was a member during fiscal 2004.

     The charters of the standing committees of the Board of Directors are available on the Company's website at www.dkhealthcare.com. Information concerning certain of these standing committees is set out below:

AUDIT COMMITTEE

     The members of the Audit Committee are Mr. Ford, Dr. Patton and Ms. Van Lokeren. Mr. Ford, Dr. Patton and Ms. Van Lokeren are each "independent" directors for purposes of the Nasdaq National Market listing standards and the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC"). The Board of Directors has determined that one of the Committee's members, Mr. Ford, qualifies as an "audit committee financial expert" as defined by the SEC.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. The Audit Committee has the sole authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent public accountants. The Audit Committee met five times in fiscal 2004.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee is composed of Ms. Van Lokeren, Mr. Lawrence and Dr. Patton. The primary purpose of the Nominating and Corporate Governance Committee is to recommend director nominees for each annual meeting of the stockholders and nominees for election for any vacancies on the Board and to recommend corporate governance principles for the Company. The qualifications the Nominating and Corporate Governance Committee believes directors must have and the process for identifying and evaluating director candidates (including recommendations by stockholders) are detailed in the Company's Corporate Governance Guidelines available on the Company's website at www.dkhealthcare.com. The Nominating and Corporate Governance Committee met one time in fiscal 2004.

STOCK OPTION AND COMPENSATION COMMITTEE

     The Stock Option and Compensation Committee is composed of Messrs. Ford, Lawrence and Susman. The primary purpose of the Stock Option and Compensation Committee is to review and determine the salaries, bonuses and other compensation payable to corporate officers and to administer the Company's 2001 Long Term Incentive Plan. The Stock Option and Compensation Committee met one time during fiscal 2004.

     The Board of Directors has determined that each of the members of the Audit Committee, the Nominating and Corporate Governance Committee and the Stock Option and Compensation Committee are "independent" under Rule 4200(a)(15) of The Nasdaq National Market.

                                DIRECTORS' FEES

     Each non-employee director currently receives an annual retainer of $25,000 for serving as director and fees of $1,500 for each meeting of the board attended ($750 if attended telephonically). In addition, the board granted options to each non-employee director of 5,000 shares of Common Stock, exercisable at the rate of 33% per year over the three years following the date of the grant.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders may communicate with any and all members of the Company's Board of Directors by transmitting correspondence by mail addressed to one or more directors by name (or to the Chairman of the Board, for a communication addressed to the entire Board of Directors) at the following address:

                            Name of the Director(s)
                            c/o Corporate Secretary
                        D & K Healthcare Resources, Inc.
                             8235 Forsyth Boulevard
                           St. Louis, Missouri 63105

     Communications from the Company's stockholders to one or more directors will be monitored by the Company's secretary and the Chairman of the Board and will bring any significant issues to the attention of the appropriate board member.

     It is the Company's policy that directors are expected to attend the Annual Meeting of Stockholders and in 2003 all directors were in attendance with the exception of one director who had schedule conflicts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of September 17, 2004 by (a) each person who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's named executive officers and directors (three of whom are nominated for re-election), and (c) all of the Company's executive officers and directors as a group.

                                                             NUMBER OF SHARES
                                                               BENEFICIALLY
NAME                                                           OWNED(1)(2)      PERCENT(3)
----                                                         ----------------   ----------
FMR Corp.(4)...............................................     1,770,290          12.6%
PAR entities(5)............................................       956,482           6.8%
EXECUTIVE OFFICERS AND DIRECTORS:
J. Hord Armstrong,III (6)..................................       833,444           5.8%
Richard F. Ford(7).........................................        39,000             *
Harvey C. Jewett(8)........................................       325,000           2.3%
Bryan H. Lawrence(9).......................................        81,636             *
Thomas F. Patton(10).......................................        22,224             *
Louis B. Susman(8).........................................        31,000             *
Mary Ann Van Lokeren(11)...................................         4,334             *
Martin D. Wilson(12).......................................       247,212           1.7%
Thomas S. Hilton(13).......................................       110,360             *
Brian G. Landry(14)........................................        93,210             *
Edward G. Petrella(15).....................................        31,597             *
All directors and executive officers as a group (11
  persons).................................................     1,819,017          12.3%

---------------

  * Less than 1%.

 (1) Represents sole voting and investment power unless otherwise noted.

 (2) For purposes of this table, each director or executive officer is deemed to beneficially own shares of Common Stock issuable pursuant to options, warrants or other convertible securities that are exercisable by such director or executive officer currently or within 60 days. In addition, the number of shares of Common Stock shown includes restricted stock grants, as follows: Mr. Armstrong -- 41,150 shares; Mr. Wilson -- 30,380 shares; Mr. Hilton -- 11,160 shares; Mr. Landry -- 6,209 shares; and Mr. Petrella 5,597 shares. With respect to these shares, executive officers have sole voting power but no current investment power.

 (3) The percentage calculations are based upon 14,057,449 shares of the Company's Common Stock that were issued and outstanding as of September 17, 2004 and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer or the group within 60 days.

 (4) Information with respect to the outstanding shares beneficially held by FMR Corp. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004 by such firm. Shares included in the table with respect to these firms consist of 1,383,390 shares beneficially owned by Fidelity Management and Research Company and 386,900 shares held by Fidelity Management Trust Company, both wholly-owned subsidiaries of FMR Corp. The address of these firms is 82 Devonshire Street, Boston, Massachusetts 02109.

 (5) Information with respect to the outstanding shares beneficially held by PAR Investment Partners, L.P., PAR Group, L.P. and Par Capital Management, Inc. is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2004 by such firms. The address of such firms is One International Place, Suite 2401, Massachusetts 02110.

 (6) Includes 260,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days; does not include 20,000 shares that are owned by Mr. Armstrong's wife, as to which Mr. Armstrong disclaims beneficial ownership.

 (7) Includes 25,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days. Does not include 5,500 shares owned by Mr. Ford's wife, as to which Mr. Ford disclaims beneficial ownership.

 (8) Includes 25,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

 (9) Includes 25,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days. Does not include 8,000 shares owned by Mr. Lawrence's wife, as to which Mr. Lawrence disclaims beneficial ownership.

(10) Includes 18,334 shares issuable pursuant to stock options that are exercisable currently or within 60 days. Does not include 1,000 shares owned by Dr. Patton's wife, as to which Dr. Patton disclaims beneficial ownership.

(11) Includes 3,334 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

(12) Includes 206,332 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

(13) Includes 89,700 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

(14) Includes 80,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

(15) Includes 26,000 shares issuable pursuant to stock options that are exercisable currently or within 60 days.

                  REPORT OF THE STOCK OPTION AND COMPENSATION
                   COMMITTEE REGARDING EXECUTIVE COMPENSATION

GENERAL

     The Company's executive compensation program is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee") which is composed of Messrs. Ford, Lawrence and Susman. Each of the members of the Committee is independent (as independence is defined under the Nasdaq National Market listing standards). The Committee considered and approved the compensation for the Chief Executive Officer, as well as the other executive officers.

OBJECTIVES OF THE COMPANY'S COMPENSATION POLICY FOR EXECUTIVE OFFICERS

     The Company's executive compensation policy is designed and administered to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The Company's compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders by striving to create a suitable long-term return on their investment through earnings from operations and prudent management of the Company's business and operations.

     The Company's executive compensation strategy consists of base salary, annual incentives (e.g., annual bonus) and long-term incentive compensation. The following is a summary of the policies underlying each element.

BASE SALARY

     The base salary for individual executive officers of the Company is reviewed annually and is based upon the level and scope of the responsibility of the office, the pay levels of similarly positioned executive officers among companies competing for the services of such executives and a consideration of the level of experience and performance profile of the particular executive officer. Based upon its review and evaluation, the Committee determines the salary to be paid to each executive officer.

ANNUAL INCENTIVE COMPENSATION

     In addition to salary, each executive has the potential to receive an annual incentive award based upon the achievement of certain performance criteria. The target amount for such awards for achievement of the performance criteria is based upon a percentage of the executive's then annual salary and varies by level of responsibility. The target levels are designed to be competitive with levels of similarly positioned executive officers among companies competing for the services of such executives. Annual bonuses awarded to executive officers and other key employees for fiscal 2004 consisted of a cash bonus (50% of bonus objective) and an award of restricted stock (25% of bonus objective) with the number of shares included in the award calculated at a 25% discount from the market price at the time of the award. Ownership of the restricted stock vests in the employee three years after the date of grant, provided that the employee is then still in the employ of the Company.

LONG TERM INCENTIVE COMPENSATION

     The Committee believes that long-term incentive compensation is the most effective way of tying executive compensation to increases in stockholder value. The Company's long-term incentive programs authorize the grant of stock-based awards, thereby providing a means through which executive officers will be given incentives to continue high quality performance with the Company over a long period of time while allowing such executive officers to build a meaningful investment in the Company's Common Stock.

     To provide long-term incentive compensation to executive officers and other key personnel, the Company maintains the 2001 Long-Term Incentive Plan (the "Plan"). The Committee has a policy of awarding stock options from time to time based upon competitive practices, continuing progress or achievement of goals of the

Company and individual performance. All stock options awards are made with option exercise prices equal to the fair market value of the underlying stock at the time of grant. Participants benefit only when and to the extent the stock price increases after the option grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Armstrong's salary and bonus for fiscal 2004 were determined by the Committee in the same manner as is used by the Committee for executive officers generally. The Committee believes that Mr. Armstrong's compensation is competitive within the industry and, when combined with Mr. Armstrong's significant ownership of the Company's Common Stock, provides incentives for performance which are aligned with the financial interests of the stockholders of the Company.

CODE SECTION 162(M)

     The Committee has considered Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding qualifying compensation paid to the Company's executive officers for deductibility. The Committee intends to make every effort to ensure that all compensation awarded to the Company's executives is fully deductible for income tax purposes. The Committee may in the future deem it advisable to take certain action to preserve the deductibility of executive compensation under Section 162 (m).

                  THE STOCK OPTION AND COMPENSATION COMMITTEE

 Louis B. Susman, Chairman          Richard F. Ford          Bryan H. Lawrence

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the Company's executive officers serves as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Company's Board of Directors or the Stock Option and Compensation Committee. None of the current members of the Stock Option and Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation for each of the last three fiscal years of the executive officers of the Company whose annual salaries and other reportable compensation exceeded $100,000 for fiscal 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                        ANNUAL COMPENSATION                  COMPENSATION
                                               -------------------------------------   ------------------------
                                                                                                AWARDS
                                                                                       ------------------------
                                                                                       RESTRICTED    SECURITIES
                                                                      OTHER ANNUAL        STOCK      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR    SALARY     BONUS     COMPENSATION(1)   AWARD(S)(2)   OPTIONS(3)   COMPENSATION(4)
---------------------------             ----   --------   --------   ---------------   -----------   ----------   ---------------
J. Hord Armstrong, III................  2004   $650,000   $326,625       $37,675        $203,120       60,000         $ 8,970
  Chairman of the Board,                2003    650,000    324,647        40,672         217,188       60,000          10,969
  Chief Executive Officer               2002    550,000    425,000        53,792         197,335       50,000           7,475
  and Treasurer
Martin D. Wilson......................  2004   $550,000   $248,738       $17,627        $154,690       54,000         $ 3,811
  President and Chief                   2003    525,000    235,994        28,308         157,868       45,000           3,586
  Operating Officer                     2002    425,000    300,000        24,786         137,230       40,000           2,543
Thomas S. Hilton......................  2004   $251,125   $ 88,333       $17,879        $ 54,930       18,000         $ 6,687
  Senior Vice President                 2003    245,000     85,657        16,652          57,303       21,000           6,953
  and Chief Financial Officer           2002    225,000    115,625        14,776          56,521       25,000           4,541
Brian D. Landry.......................  2004   $200,000   $ 50,250       $ 6,868        $ 31,250       18,000         $ 6,058
  Vice President and Chief              2003    185,000     46,200         6,970          30,913        9,000           5,032
  Information Officer                   2002    174,000     65,250        14,013          31,225       20,000           4,397
Edward G. Petrella(5).................  2004   $205,000   $ 51,506       $ 3,000        $ 32,030       18,000         $ 6,151
  Senior Vice President of              2003    200,000     49,496           900          33,419           --           6,110
  Sales and Business Development        2002     50,000     75,000           225           8,959       30,000             297

---------------

(1) Includes compensation in connection with transportation expenses for fiscal 2004, 2003 and 2002, respectively, as follows: Mr. Armstrong -- $35,475, $38,972 and $47,292; Mr. Wilson -- $15,427, $26,608 and $15,286; Mr.
    Hilton -- $10,688, $10,688 and $9,025; Mr. Landry -- $6,868, $6,970 and
    $5,513; and Mr. Petrella -- $3,000, $900 and $225. Also includes compensation for club memberships for Mr. Hilton for fiscal 2004, 2003 and 2002, respectively, $7,191, $5,964 and $5,751. Amounts shown for fiscal 2004, 2003 and 2002, respectively also include payments for estate and tax planning services, as follows: Mr. Armstrong -- $2,200, $1,700 and $6,500; Mr. Wilson -- $2,200, $1,700 and $9,500; and Mr. Landry -- $0, $0 and
    $8,500.

(2) The restricted stock awards reported in this table include restricted stock awards that are subject to forfeiture restrictions for a three-year period. The dollar amounts reported in the table represent the market value of the restricted stock awards based on the closing price per share of the Company's common stock on the date of the grant. The market value and the aggregate restricted stock holdings held by each officer as of June 30, 2004, the last day of the Company's fiscal year (based on the $12.00 per share closing price on that day), were as follows: Mr. Armstrong -- 41,150 shares valued at $493,800; Mr. Wilson -- 30,380 shares valued at $364,560; Mr. Hilton -- 11,160 shares valued at $133,920; Mr. Landry -- 6,209 shares valued at $74,508; and Mr. Petrella -- 5,597 shares valued at $67,164. Dividends are paid to holders with respect to these shares of restricted stock at the same rate as is paid on all other shares of Common Stock.

(3) Adjusted to reflect a 2-for-1 stock split effected April 12, 2002.

(4) Includes payments for term life insurance policies for fiscal 2004 as follows: Mr. Armstrong -- $4,095; Mr. Wilson -- $1,978; Mr. Hilton -- $648; Mr. Landry -- $330; and Mr. Petrella -- $753. Also includes contributions made to the Company's 401(k) plan for fiscal 2004 as follows: Mr.
    Armstrong -- $4,875; Mr. Wilson -- $1,833; Mr. Hilton -- $6,039; Mr.
    Landry -- $5,728; and Mr. Petrella $5,398.

(5) Mr. Petrella commenced employment with the Company on April 1, 2002.

     The following table sets forth information concerning stock option grants made in fiscal 2004 to the individuals named in the Summary Compensation Table. Options were granted at fair market value on the date of grant, become exercisable in three equal annual installments commencing on the first anniversary of the date of grant and expire five years after the date of grant.

                          OPTION GRANTS IN FISCAL 2004

                                     INDIVIDUAL GRANTS VALUE                         POTENTIAL REALIZABLE
                              --------------------------------------                   VALUE AT ASSUMED
                              NUMBER OF     PERCENT OF                               ANNUAL RATE OF STOCK
                              SECURITIES   TOTAL OPTIONS                            PRICE APPRECIATION FOR
                              UNDERLYING    GRANTED TO     EXERCISE                     OPTION TERM(1)
                               OPTIONS     EMPLOYEES IN    PRICE PER   EXPIRATION   -----------------------
NAME                           GRANTED      FISCAL YEAR      SHARE        DATE          5%          10%
----                          ----------   -------------   ---------   ----------   ----------   ----------
J. Hord Armstrong, III......    60,000         19.0%        $16.27     9/8/2008      $269,706     $595,980
Martin D. Wilson............    54,000         17.1%        $16.27     9/8/2008      $242,735     $536,382
Thomas S. Hilton............    18,000          5.7%        $16.27     9/8/2008      $ 80,912     $178,794
Brian G. Landry.............    18,000          5.7%        $16.27     9/8/2008      $ 80,912     $178,794
Edward G. Petrella..........    18,000          5.7%        $16.27     9/8/2008      $ 80,912     $178,794

---------------

(1) Potential realizable value is calculated based on the term of the option at the time of grant. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. Potential realizable value does not represent the Company's prediction of its stock price performance and does not take into account appreciation for the fair value of the Common Stock from the date of grant to date. There can be no assurance that the actual stock price appreciation over the term of the option will equal or exceed the assumed 5% and 10% levels.

     The following table sets forth information concerning the number of exercisable and unexercisable stock options at June 30, 2004 as well as the value of such stock options having an exercise price lower than the last reported trading price on June 30, 2004 ("in-the-money" options) held by the executive officers named in the Summary Compensation Table.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                   VALUES(1)

                                                                 NUMBER OF
                                    SHARES                 SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                   ACQUIRED                 UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                      ON       VALUE         AT FISCAL YEAR-END         AT FISCAL YEAR-END(2)
                                   EXERCISE   REALIZED   EXERCISABLE/ UNEXERCISABLE   EXERCISABLE/ UNEXERCISABLE
                                   --------   --------   --------------------------   --------------------------
J. Hord Armstrong, III...........     0           --           260,000/60,000               $  825,000/$0
Martin D. Wilson.................     0           --           206,332/51,000               $  709,259/$0
Thomas S. Hilton.................     0           --            89,700/19,000               $  120,225/$0
Brian G. Landry..................     0           --            80,000/15,000               $  264,000/$0
Edward G. Petrella...............     0           --            26,000/22,000               $        0/$0

---------------

(1) Adjusted to reflect a 2-for-1 stock split effected April 12, 2002.

(2) Based on a price per share of $12.00, the closing sale price of the Common Stock on June 30, 2004.

BACKGROUND INFORMATION ABOUT EXECUTIVE OFFICERS

     The Company's executive officers are elected by the Company's Board of Directors and hold office until the first meeting of the board following an annual meeting of stockholders. Brief biographies of our executive officers follow.

     J. Hord Armstrong, III has served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company since December 1987. Additional background information about Mr. Armstrong is on page 2 of this Proxy Statement.

     Martin D. Wilson has served as President and Chief Operating Officer of the Company since January 1996 and as Secretary from August 1993 to April 1999. Additional background information about Mr. Wilson is on page 3 of this Proxy Statement.

     Thomas S. Hilton, 52, has served as Senior Vice President and Chief Financial Officer of the Company since January 1999. Between May 1980 and June 1998, Mr. Hilton was employed by the Peabody Group, a coal mining and sales corporation in a variety of management positions including Vice President and Treasurer from March 1993 to May 1995, and Vice President and Chief Financial Officer from May 1995 to June 1998.

     Brian G. Landry, 48, has served as Senior Vice President of Operations and Chief Information Officer of the Company since January 2004. Mr. Landry previously served as Vice President and Chief Information Officer from April 2000, Vice President, information systems product management from April 1999 to April 2000 and as Vice President and General Manager of the Company's Minneapolis distribution center from November 1996 to April 1999. From October 1992 to October 1996, Mr. Landry was employed by Cardinal Health, Inc. as a general manager of a distribution center.

     Edward G. Petrella, 54, has served as Senior Vice President, Sales and Business Development of the Company since January 2004. Mr. Petrella previously served as Vice President, Sales and Business Development of the Company from April 2002. From 1994 through 2002, Mr. Petrella worked in sales and business development positions of increasing responsibility in the healthcare distribution and supply industry with Owens & Minor, Inc. and Cardinal Health, Inc.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     In August and September 2000, the Company entered into separate employment agreements with J. Hord Armstrong, III, Martin D. Wilson and Thomas S. Hilton, and in April 2002, the Company entered into an employment agreement with Edward
G. Petrella. The employment agreements are subject to successive one year renewal terms unless notice of non-renewal is given by either party 90 days before the end of the then current term. Under the employment agreements, Mr. Armstrong serves as Chairman of the Board and Chief Executive Officer in exchange for a current annual base compensation of $650,000, Mr. Wilson serves as President and Chief Operating Officer of the Company in exchange for a current annual base compensation of $550,000, Mr. Hilton serves as Senior Vice President and Chief Financial Officer of the Company in exchange for a current annual base compensation of $251,125 and Mr. Petrella serves as Senior Vice President, Sales and Business Development of the Company in exchange for a current annual base compensation of $205,000, each subject to annual adjustment by the board. In addition, each executive is entitled to receive a bonus based upon certain performance criteria established by the board.

     In the event the Company chooses not to renew any such executive's employment or terminates the employment of any such executive for reasons other than for cause, the Company is obligated to continue to pay salary and benefits for not less than 24 months in the case of Mr. Armstrong, 18 months in the case of Mr. Wilson and 12 months in the case of Messrs. Hilton and Petrella. The Company is also obligated to pay a prorated annual bonus (computed at 100% of targeted performance).

     Each employment agreement also provides that if the executive's employment is terminated by the Company without cause or is not renewed by the Company in anticipation of or within two years following a "change in control" (as defined in the agreement), the Company will be required to pay the executive a lump-sum cash amount equal to (i) two times the sum of his then current salary and an annual bonus (computed at 100% of targeted performance) for the entire year, plus (ii) the executive's prorated annual bonus (computed at 100% of targeted performance) for the year in which termination occurs. The Company will also continue to provide benefits, or the cash equivalent, for 24 months after termination. The Company will also, with certain exceptions, reimburse the executive for any legal fees and disbursements incurred by him in connection with enforcing his rights under his employment agreement.

     In the event the Company chooses not to renew any such executive's employment or terminates the employment of any such executive for reasons other than for cause, whether or not in anticipation of a change in control, the executive would also be entitled to receive outplacement assistance. In addition, all unvested options granted to the executive under the Company's 2001 Long Term Incentive Plan (the "2001 Incentive Plan") vest as of the termination date. The terminated executive has twelve months following the date of termination to exercise all options under the 2001 Incentive Plan.

     Each executive may terminate his employment agreement for "good reason" (as defined in the agreement), in which case the executive would be entitled to the benefits he would receive upon termination by the Company without "cause." Each executive has agreed to refrain from disclosing information confidential to the Company during the term of his employment and thereafter, and has agreed not to engage in activities competitive with the Company during the term of his employment and for two years thereafter in the case of Mr. Armstrong, for eighteen months thereafter in case of Mr. Wilson and for one year thereafter in the case of Messrs. Hilton and Petrella.

CERTAIN TRANSACTIONS

     In June 1999, Jewett Drug Co., a subsidiary of the Company ("Jewett Drug"), entered into a First Amendment to Lease agreement (the "Amendment") with Jewett Family Investments, L.L.C., a South Dakota limited liability company ("JFI"), for the lease of property located in Aberdeen, South Dakota. The Amendment requires Jewett Drug, as lessee, to pay an aggregate of $80,000 annually to JFI. The lease agreement expires June 30, 2006. Harvey C. Jewett, IV, a director of the Company, is the managing member of JFI. Mr. Jewett holds less than a 5% equity interest in JFI, the balance of which is owned by Mr. Jewett's immediate family members.

     The Company believes that this transaction was made on terms not less favorable to the Company than would have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal stockholders and affiliates are required to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            ITEM 2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     Action will be taken with respect to the approval of independent auditors for the Company for the 2005 fiscal year. The Audit Committee has selected KPMG LLP, subject to the approval of the stockholders. If the stockholders do not approve this selection, the Audit Committee will consider other independent auditors. Representatives of KPMG are expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee's responsibilities are set forth in the Audit Committee Charter available on the Company's website at www.dkhealthcare.com. The Audit Committee reviewed the charter and believes that the charter meets the standards set forth in the applicable regulations of the SEC.

     Management is responsible for internal controls, the financial reporting process and compliance with laws and regulations. KPMG LLP, as independent auditors for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's is responsible for monitoring and overseeing these processes. The Audit Committee ensures that during the course of each fiscal year it devotes the attention it deems necessary and appropriate to each of the matters assigned to it under its charter. The Audit Committee's duties and responsibilities do not include conducting audits or accounting reviews. Therefore, the Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of KPMG LLP included in its report on the consolidated financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     In this context, the Audit Committee has met and held discussions with management and with KPMG LLP to review and discuss all financial statements before their issuance and to discuss significant accounting issues. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee obtained from and discussed with KPMG LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board No. 1, "Independence Discussions with audit committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee monitors auditor independence and has reviewed non-audit services performed by the independent auditors.

     The Audit Committee discussed and reviewed with KPMG LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with audit committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     Based on the above-mentioned review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also selected, subject to stockholder approval, KPMG LLP as the Company's independent auditors for the fiscal year 2005.

                              THE AUDIT COMMITTEE

     Richard F. Ford, Chairman     Thomas F. Patton     Mary Ann Van Lokeren

                   INDEPENDENT AUDITOR FEES AND OTHER MATTERS

AUDIT FEES

     KPMG LLP was the Company's independent auditor for fiscal year 2004. Aggregate fees for professional services rendered for the Company by KPMG LLP for the fiscal years ended June 30, 2004 and June 30, 2003 were as follows:

                                                               FISCAL     FISCAL
                                                                YEAR       YEAR
                                                               ENDED      ENDED
                                                              JUNE 30,   JUNE 30,
                                                                2004       2003
                                                              --------   --------
Audit Fees..................................................  $410,881   $277,000
Audit Related Fees..........................................   133,500     10,000
Tax Fees....................................................    82,550     58,900
All Other Fees..............................................   249,792     39,900
                                                              --------   --------
                                                              $876,723   $385,800

     Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company and the review of documents filed by the Company with the Securities and Exchange Commission.

     Audit Related Fees were for services relating to the audit of the Company's 401(k) plan, internal control review pursuant to Sarbanes-Oxley compliance and certain non-recurring audit fees associated with an acquisition.

     Tax Fees were related to tax compliance, tax planning and tax advice related to a number of projects.

     All Other Fees were incurred in connection with miscellaneous support services, including acquisition due diligence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee recognizes that from time to time it may be appropriate for the Company to engage its independent auditors to perform certain non-audit services. The Committee also recognizes that it may not always be convenient or feasible for the Company to obtain approval from the Committee prior to performance of those services. As such, the Committee pre-approves non-audit services that meet the following criteria:

     - Such services shall be limited to review of documents filed by the Company with the Securities and Exchange Commission and consultation on issues with respect to these filings.

     - Expenditures for such services shall not exceed $20,000 per individual project or $50,000 in the aggregate in any fiscal year.

     - The Chief Financial Officer and President shall have approved each such project or engagement.

     - The Committee shall be provided a report on each such project or engagement at its next regularly scheduled meeting after the commencement of such project or engagement.

     All work performed in fiscal 2004 was pre-approved by the Audit Committee.

                               PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for the period beginning July 1, 1999 and ending June 30, 2004, with the cumulative return of The Nasdaq Stock
Market -- U.S. Index and an industry peer group. The industry peer group of companies selected by the Company is made up of the Company's publicly held competitors in the wholesale pharmaceutical distribution industry:
AmerisourceBergen Corporation, Cardinal Health, Inc. and McKesson, Inc. The comparisons reflected in the table and graph, however, are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                    AMONG D & K HEALTHCARE RESOURCES, INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

                              (PERFORMANCE GRAPH)

* $100 invested on 6/30/99 in stock or index -- including reinvestment of dividends. Fiscal year ending June 30.

--------------------------------------------------------------------------------
                                        CUMULATIVE TOTAL RETURN
                       ---------------------------------------------------------
                       6/30/99   6/30/00   6/30/01   6/29/02   6/28/03   6/30/04
--------------------------------------------------------------------------------
 D&K Healthcare
   Resources,
   Inc. ............   100.00     43.72    154.69    296.62    136.42    101.98
 Nasdaq Stock Market
   (U.S.)...........   100.00    192.63     68.90     58.51     56.29     76.71
 Peer Group.........   100.00    100.03    150.51    138.78    143.80    147.65

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with by those parties during the fiscal year ended June 30, 2004.

                       PROPOSALS OF STOCKHOLDERS FOR 2005

     For inclusion in the Company's Proxy Statement and form of proxy, any stockholder proposals intended to be presented at the 2005 Annual Meeting must be received by the Company at its principal executive offices no later than June 8, 2005.

     Stockholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2005 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Secretary of the Company and received at the Company's principal executive offices not less than thirty days nor more than sixty days before the 2005 Annual Meeting. The written notice must satisfy certain requirements specified in the Company's by-laws. A copy of the by-laws will be sent to any stockholder upon written request to the Secretary of the Company.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to all of the Company's employees, including the Company's principal executive officer, principal financial officer and principal accounting officer. A copy of the Company's Code of Ethics can be found on the Company's website at www.dkhealthcare.com. The Company intends to disclose future amendments to the Company's Code of Ethics, as well as any waivers thereof, on the Company's website to the extent permissible by the rules and regulations of the SEC and The Nasdaq National Market.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                             J. Hord Armstrong, III
                     Chairman of the Board, Chief Executive
                             Officer and Treasurer

                                                                               +

                                            000000 0000000000 0 0000
D & K HEALTHCARE RESOURCES, INC.

                                            000000000.000 ext
                                            000000000.000 ext
                                            000000000.000 ext

MR A SAMPLE                                 000000000.000 ext
DESIGNATION (IF ANY)                        000000000.000 ext
ADD 1                                       000000000.000 ext
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                            C 1234567890     J N T

(POSTAL CODE)                               (BAR CODE)


                                           [ ]  Mark this box with an X if you
                                                have made changes to your name
                                                or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A ELECTION OF CLASS III DIRECTORS

1. The Board of Directors recommends a vote FOR the election of three Class III Directors for a term of three years - nominees:

                                             FOR             WITHHOLD

   01 - J. Hord Armstrong, III               [ ]               [ ]
   02 - Richard F. Ford                      [ ]               [ ]
   03 - Thomas F. Patton, Ph. D.             [ ]               [ ]


B ISSUES

The Board of Directors recommends a vote FOR the following proposals.

                                                       FOR    AGAINST   ABSTAIN

2. Ratification of appointment of KPMG LLP as          [ ]      [ ]       [ ]
   independent auditors for fiscal 2005.

3. To transact any and all other business,             [ ]      [ ]       [ ]
   including adjournment or postponement of the meeting, which may properly come before the meeting or any adjournment or postponement thereof.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted "FOR" the election of all of the nominees for director listed in Item 1, "FOR" the ratification of the appointment of KPMG LLP as independent auditors and "FOR" the grant of discretionary authority.

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing.

Signature 1 - Please keep signature within the box       Signature 2 - Please keep signature within the box       Date (mm/dd/yyyy)

--------------------------------------------------       --------------------------------------------------       ------------------
                                                                                                                        /     /
                                                                                                                       /     /
--------------------------------------------------       --------------------------------------------------       ------------------

                 1 U P X    H H H    P P P P    004247                         +

--------------------------------------------------------------------------------
PROXY - D & K HEALTHCARE RESOURCES, INC.
--------------------------------------------------------------------------------

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. HORD ARMSTRONG, III and MARTIN D. WILSON, and each of them, with or without the other, proxies with full power of substitution to vote as designated below, all shares of stock of D & K Healthcare Resources, Inc. (the "Company") that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 8235 Forsyth Boulevard, Ninth Floor, St. Louis, Missouri 63105, on Wednesday, November 10, 2004, at 10:00 a.m., local time, and all adjournments or postponements thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)